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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 22, 2003
                                                        ------------------



                             ALAMOSA HOLDINGS, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

------------------------------------ ------------------- -----------------------
               DELAWARE                   0-32357               75-2890997
------------------------------------ ------------------- -----------------------
     (STATE OR OTHER JURISDICTION       (COMMISSION          (I.R.S. EMPLOYER
           OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)
------------------------------------ ------------------- -----------------------


                     5225 S. Loop 289, Lubbock, Texas         79424
                     -----------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            ---------------

                        ---------------------------------

          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 9.      REGULATION FD DISCLOSURE.

             Alamosa Holdings, Inc. is furnishing this Current Report on
Form 8-K with respect to an investor presentation on September 22, 2003.
The presentation is in connection with the exchange offer commenced on September 12, 2003, by Alamosa Holdings. Alamosa Holdings is furnishing herewith as
Exhibit 99.1 the slides used during the conference call.

             The information in this Current Report on Form 8-K is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."
























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                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: September 22, 2003

                                     ALAMOSA HOLDINGS, INC.


                                     By /s/  Kendall W. Cowan
                                       --------------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer
























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                                  EXHIBIT INDEX

99.1     "Overview of Exchange Offers" Presentation, dated September 22, 2003